UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 15, 2020

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act    (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act     (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DWSN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into Material Definitive Agreements.

Promissory Note evidencing PPP Loan

On April 15, 2020, Dawson Geophysical Company (the “Company”) entered into a promissory note (the “Note”) evidencing an unsecured $6,373,707 loan under the Paycheck Protection Program (the “PPP Loan”). The Paycheck Protection Program was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration. The PPP Loan is being made through Dominion Bank, a Texas state bank, and the Company’s existing lender (the “Lender”) as permitted under the Company’s existing credit agreement with the Lender.

The PPP Loan is scheduled to mature on April 15, 2022 and has a 1.00% interest rate. No payments are due on the PPP Loan until October 15, 2020, although interest will continue to accrue during the deferment period. Beginning October 15, 2020, the Company will pay 19 equal monthly installments of principal and interest in the amount necessary to fully amortize the PPP Loan through the maturity date. Under the terms of the CARES Act, all or a portion of the PPP Loan may be forgiven. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payroll costs and mortgage interest, rent or utility costs. No assurance is provided that the Company will obtain forgiveness of the PPP Loan in whole or in part.

The Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, or provisions of the Note. The occurrence of an event of default may result in the repayment of all amounts outstanding, collection of all amounts owing from the Company, and/or filing suit and obtaining judgment against the Company. Additionally, the Note is subject to the terms and conditions applicable to loans administered by the U.S. Small Business Administration under the CARES Act.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On April 15, 2020, Dawson Geophysical Company (the “Company”) entered into letter agreements (the “Amendments”) with each of the Executives hereinafter specified in order to amend their respective existing employment agreements dated as of October 8, 2014, as previously amended from time to time (the “Existing Employment Agreements”), each between the Company and the following executive officers of the Company (collectively, the “Executives” and each an “Executive”): Stephen C. Jumper, Chairman, President and Chief Executive Officer, C. Ray Tobias, Executive Vice President and Chief Operating Officer, James K. Brata, Executive Vice President, Chief Financial Officer, Secretary and Treasurer and James W. Thomas, Executive Vice President and Chief Technology Officer. The current term of the Existing Employment Agreements extends until the close of business on February 11, 2023 (the “Current Term”) and, pursuant to the Amendments, such term shall not be automatically renewed for any period following the Current Term.

Pursuant to the Amendments, the Existing Employment Agreements have been modified to set the annual base salary (the “Base Salary”) for each of the Executives, retroactively from March 30, 2020 until February 11, 2023 (the “Adjustment Period”) unless such period is shortened by the Board of Directors of the Company (the “Board”), as follows: (i) Mr. Jumper - $466,250, (ii) Mr. Tobias - $316,250, (iii) Mr. Brata - $278,750 and (iv) Mr. Thomas - $214,625.

In the event an Executive, during the Adjustment Period, incurs a Qualifying Termination (as defined in the Amendments by reference to the severance provisions in the Existing Employment Agreements that apply upon such Executive’s involuntary termination without Cause or voluntary termination for Good Reason, in each case, as defined in the Existing Employment Agreements): (i) the salary that is used for determining certain severance benefits will be based on the Executive’s Original Salary Rate (as defined in the Amendments) and (ii) the period during which such severance benefit is payable shall be based on the remainder of the Current Term (as defined in the Amendments) or twelve (12) months, whichever is longer. A retention payment, not to exceed a set amount intended to represent the aggregate reductions to the Executive’s base salary during the Adjustment Period, subject to reduction by the Board, will be payable to an Executive if such Executive is continuously employed until the earlier of the close of the Current Term or a Qualifying Termination.

The foregoing descriptions do not purport to set forth the complete terms thereof and are qualified in their entirety by reference to the Amendments attached hereto as Exhibits 10.2 through 10.5, each of which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Promissory Note, dated April 15, 2020, from Dawson Geophysical Company to Dominion Bank
10.2	—	Letter Agreement, dated April 15, 2020, between James K. Brata and the Company
10.3	—	Letter Agreement, dated April 15, 2020, between Stephen C. Jumper and the Company
10.4	—	Letter Agreement, dated April 15, 2020, between James W. Thomas and the Company
10.5	—	Letter Agreement, dated April 15, 2020, between C. Ray Tobias and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: April 21, 2020	By:	/s/ James K. Brata
James K. Brata
Executive Vice President, Chief Financial Officer,
Secretary and Treasurer